                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               __________________

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 25, 2001

                               ___________________

                         CONCENTRA OPERATING CORPORATION
             (Exact name of Registrant as specified in its charter)

          Nevada                        001-15699                        75-2822620
      (State or other             (Commission File Number)            (I.R.S. Employer
jurisdiction of incorporation)                                       Identification Number)

   5080 Spectrum Drive
  Suite 400 - West Tower                                                     75001
      Addison, Texas                                                       (Zip code)
   (Address of principal
     executive offices)

       Registrant's telephone number, including area code: (972) 364-8000

                                 Not Applicable
                  (former address if changed since last report)

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Item 5. Other Events

     See the press release attached hereto as Exhibit 99.1 dated October 25, 2001, announcing Concentra Operating Corporation's financial results for the quarter ended September 30, 2001 and announcing its intention to acquire National Healthcare Resources, Inc., and Health Network Systems, LLC.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release of the Registrant dated October 25, 2001

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CONCENTRA OPERATING CORPORATION
                              (Registrant)


                              By:     /s/ Richard A. Parr II
                                      ---------------------------------
                              Name:   Richard A. Parr II
                              Title:  Executive Vice President, General Counsel
                                      & Secretary

Date:  October 26, 2001

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1  Press Release of the Registrant dated October 25, 2001